Exhibit 10.2
                                                                    ------------
                              MACROCHEM CORPORATION

                               Option Certificate
                               ------------------

     Stock option (the "Option") granted by MacroChem Corporation, a Delaware corporation with its principal office at 110 Hartwell Avenue, Lexington, MA 02173 (the "Company"), to Robert J. DeLuccia, whose address is 22 Camelot Court, North White Plains, New York 10603 (the "Optionee").

1.   GRANT OF OPTION
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     This certificate evidences the grant, subject to the Optionee's execution of an employment agreement by and between the Optionee and the Company (the "Employment Agreement"), by the Company on June 20, 2003, to the Optionee of an Option to purchase, in whole or in part, on the terms provided herein, a total of 500,000 shares of Common Stock of the Company (the "Shares"), par value $.01 per share (the "Stock"), at $1.06 per share, the average price on the date of grant, June 20, 2003. This Option is not intended to qualify as an incentive stock option within the meaning of Section 422A of the U.S. Internal Revenue Code of 1986, as amended. The latest date on which this Option may be exercised (the "Final Exercise Date") is June 20, 2013.

     This Option will vest in the following installments prior to the Final Exercise Date:

                  Date                           Number of Shares
                  ----                           ----------------
             June 20, 2003                           150,000
             June 20, 2004                           175,000
             June 20, 2005                           175,000

2.   EXERCISE OF OPTION
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     Each election to exercise this Option, in whole or in part, shall be in writing, signed by the Optionee, by the Holder, and received by the Company at its principal office, accompanied by payment in full of an amount equal to the Exercise Price multiplied by the number of Shares for which this Option is exercised (the "Purchase Price") and by such additional documentation evidencing the right to exercise (or, in the case of a Legal Representative, the authority of such person) as the Company may require. The Purchase Price may be paid (i) in cash or by personal check, bank check or money order payable to the order of the Company, or (ii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iii) by delivery of shares of Stock of the Company which have been outstanding for at least six (6) months (unless the Compensation Committee of the Board of Directors of the Company (the "Committee") approves a shorter period) and which have a fair market value equal to the exercise price, or (iv) by any combination of the permissible forms of payment. For purposes of

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this Option, the term "Holder" shall mean the Optionee or the person or persons to whom this Option is transferred in accordance with the provisions of this Option (including by will or the applicable laws of descent and distribution). For purposes of this Option, the term "Legal Representative" shall mean the person designated to exercise this Option upon the Holder's death or disability.

3.   ACCELERATION UPON A CHANGE OF CONTROL
     -------------------------------------
     In the event that the Optionee's employment is terminated by the Company other than for Cause or the Optionee terminates his employment for Good Reason, in each case at any time subsequent to a Change of Control, this Option will become immediately exercisable with respect to all Shares and remain exercisable until the Final Exercise Date. "Cause", "Good Reason," and "Change of Control" shall have the meanings provided in the Employment Agreement.

4.   STATUS CHANGE
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     Except as provided in Section 3, upon the cessation of the Optionee's employment for any reason (a "Status Change"), this Option shall terminate as to any Shares for which it was not exercisable immediately prior to the Status Change; provided, that the Committee in its sole discretion may provide (either prior to or following the Status Change) that any or all of such portion of this Option not otherwise exercisable prior to the Status Change shall be treated as having become exercisable immediately prior to the Status Change. As to that number of Shares for which the Option was exercisable (or deemed exercisable by action of the Committee) immediately prior to the Status Change, it shall remain exercisable as follows:

     (i) if the Status Change occurs for any reason other than death, for a period of six (6) months following the date of the Status Change, except as provided in clauses (ii), (iii) and (iv) below (but in no event beyond the Final Exercise Date), or

     (ii) if the Status Change results from (x) retirement of the Optionee on or after age 65, (y) retirement on or after age 55 after ten (10) years of continuous employment by the Company or (z) disability (as determined by the Company), until the Final Exercise Date, or

     (iii) if the Status Change results from (x) termination of employment by the Company other than for Cause, or (y) termination of employment by the Optionee for Good Reason, and the Optionee remains a member of the Company's Board of Directors following such Status Change, until the earlier of (a) the Final Exercise Date or (b) six (6) months following the date the Optionee ceases to be a member of the Company's Board of Directors, or

     (iv) if the Status Change results from (x) termination of employment by the Company other than for Cause, or (y) termination of employment by the Optionee for Good Reason, and, in connection with such Status Change, the Optionee ceases to be a member of the Company's Board of Directors, until the earlier of (a) the Final Exercise Date or (b) the first anniversary of the effective date of such Status Change, or

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     (v) following death, for a period of one year ending upon the first anniversary of the Optionee's death, not to extend beyond the Final Exercise Date, or

     (vi) such other date as is determined by the Committee at any time prior to the exercise of this Option (but in no event beyond the Final Exercise
     Date).

Notwithstanding the foregoing or Section 3, if the Optionee is terminated for Cause pursuant to the Employment Agreement, this Option shall immediately terminate simultaneously with the termination of the Optionee's employment.

5.   NONTRANSFERABILITY OF OPTION
     ----------------------------
     This Option may not be transferred other than by will or by the laws of descent and distribution, and during the Optionee's lifetime may be exercised only by the Optionee (or in the event of the Optionee's incapacity, the person or persons legally appointed to act on the Optionee's behalf), except that this Option may be transferred to (i) Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer and (y) subsequent transfers of this Option shall be prohibited except those made in accordance with this Section 5. Following such transfer, this Option shall continue to be subject to all the terms and conditions hereof. "Immediate Family Members" shall mean the spouse, children and grandchildren of the Optionee.

6.   RIGHTS AS A STOCKHOLDER
     -----------------------
     This Option will not give the Holder rights of a stockholder; the Holder will obtain such rights upon actual receipt of the Shares. However, the Committee may, on such conditions as it deems appropriate, provide that the Holder will receive a benefit in lieu of cash dividends that would have been payable on any or all Shares subject to the Option had such Shares been outstanding. Without limitation, the Committee may provide for payment to the Holder of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Holder.

7.   ADJUSTMENTS
     -----------
     In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital structure, the Committee will make appropriate adjustments to the number of Shares that may be delivered under this Option, and will also make appropriate adjustments to the number and kind of Shares subject to the Option then outstanding or subsequently granted, any exercise price relating to the Option and any other provision of the Option affected by such change.

     The Committee may also make adjustments of the type described above to take into account distributions to common stockholders, or any other event, if the Committee determines that adjustments are appropriate to avoid distortion in the operation of the Option and to preserve the value of the Option made hereunder.

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8.   REORGANIZATION
     --------------
     In the event of a transaction by the Company in which there is an acquiring or surviving entity (a "Covered Transaction"), the Committee may provide for the assumption of the Option, or for the grant of a new option in substitution therefor, by the acquirer or survivor or an affiliate of such acquirer or survivor, in each case on such terms and subject to such conditions as the Committee determines; provided, that in the absence of such an assumption, or if there is no surviving or acquiring entity, the Option shall become fully exercisable at least twenty (20) days prior to the Covered Transaction and shall terminate upon consummation of the Covered Transaction.

9.   WITHHOLDING TAXES
     -----------------
     The Committee will have the right to require that the Holder or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Shares. The Committee may, but need not, hold back Shares or permit the Holder to tender previously owned shares of Stock of the Company in satisfaction of tax withholding requirements.

10.  GENERAL PROVISIONS
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          (a) Amendment of Option. This Option may not be modified or amended except by an instrument in writing signed by the Company and the Holder.

          (b) Governing Law. This Option and the respective rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts (without giving effect to the conflict of law principles thereof).

          (c) Notices. Notices, demands and all other communications provided for in this Option shall be in writing and shall be deemed to have been duly given when delivered, if delivered personally, or (unless otherwise specified) mailed by United States certified or registered mail, return receipt requested, postage prepaid, and when received if delivered otherwise, addressed as set forth in the first paragraph of this Option or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.


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     IN WITNESS THEREOF, the Company has caused this Option to be executed under its corporate seal by its duly authorized officer. This Option shall take effect as a sealed instrument.

                                                    MACROCHEM CORPORATION


                                                    By: /s/ John Zabriskie
                                                        ------------------
                                                    Name: John Zabriskie
                                                    Title: Chairman of the Board

Accepted and Agreed:
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/s/ Robert J. DeLuccia
--------------------------
Name: Robert J. DeLuccia

Dated:     09/11/03
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